December 3, 2013

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:   Penn Series Funds, Inc. (File Nos. 2-77284 and 811-03459)

Dear Sir or Madam:

On behalf of our client, Penn Series Funds, Inc. (the “Company”), we are filing, pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, a preliminary copy of a proxy statement on Schedule 14A, a notice of special meeting of shareholders (the “Special Meeting”) of each series of the Company (each, a “Fund”), and a form of proxy card, each as they relate to the Special Meeting scheduled to be held on February 13, 2014.

The Special Meeting is being called for the purpose of (i) electing a Board of Directors of the Company, (ii) approving an amendment to the investment advisory agreement between Independence Capital Management, Inc. and the Company, on behalf of each Fund, that would modify each Fund’s advisory fee rate schedule by introducing new or revising existing asset level (or “breakpoint”) fee rates, (iii) reclassifying the Quality Bond Fund’s fundamental policy on warrants as a non-fundamental policy, and (iv) transacting such other business as may properly come before the Special Meeting or any adjournment thereof.

Please direct any questions or comments you may have to my attention at the address listed above or, alternatively, you can call me at 202.373.6101.

Sincerely,

/s/ Laura E. Flores

Laura E. Flores